Commission File No. 0-21441

                        SCHEDULE  14A  INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant  [X]
Filed by a Party other than the Registrant  [  ]
Check the appropriate box:

[  ] Preliminary Proxy Statement
[  ] Confidential for use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                        MEDISYS TECHNOLOGIES, INC.
             (Name of Registrant as Specified in its Charter)

                        MEDISYS TECHNOLOGIES, INC.
                  (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act
     Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction
          applies:   n/a
     (2)  Aggregate number of securities to which transaction
          applies:   n/a
     (3)  Per unit price or other underlying value of transaction
          computed pursuant to Exchange Act Rule 0-11:   n/a.
     (4)  Proposed maximum aggregate value of transaction:   n/a
     (5)  Total fee paid:  -0-

[  ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date filed:
                                MEDISYS TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                TO BE HELD MAY 13, 1998



To our Stockholders:

     NOTICE is hereby given that the Annual Meeting of Stockholders (the Meeting ) of Medisys Technologies, Inc., a Utah corporation (the Company ), will be held on Wednesday, May 13, 1998, at 2:30 p.m. local time, at the Shoney s Inn & Suites located at 9919 Gwen Adelle Drive, Baton Rouge, Louisiana, for the following purposes.

     1. To elect 7 directors to serve for the ensuing year or until their successors are duly elected and qualified;
     2. To ratify the appointment of Jones, Jensen & Company, as independent auditors for the Company for the fiscal year ending December 31, 1998; and
     3. To transact such other business as may properly come before the Meeting and any adjournments thereof.

     Only stockholders of record at the close of business on May
8, 1998 are entitled to notice of and to vote at the Meeting and any adjournments thereof.

     All stockholders are cordially invited to attend the Meeting in person. To assure your representation at the Meeting and whether or not you plan to attend in person, you are urged to mark, sign, date and return the enclosed proxy card at your earliest convenience. Any stockholder attending the Meeting may revoke their proxy and vote their shares in person.

                              By Order of the Board of Directors,




                              William David Kiesel, Secretary


Baton Rouge, Louisiana
April 27, 1998

                   MEDISYS TECHNOLOGIES, INC.
                     9624 Brookline Avenue
                     Baton Rouge, LA 70809

                       PROXY STATEMENT

               ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the Meeting ) of Medisys Technologies, Inc. (the Company ) to be held on Wednesday, May 13, 1998 at 2:30 p.m. local time at the Shoney s Inn & Suites located at 9919 Gwen Adelle Drive, Baton Rouge, Louisiana, and at any and all adjournments thereof. The accompanying proxy is solicited by the Board of Directors of the Company and is revocable by the stockholder anytime before it is voted. For more information concerning the procedure for revoking the proxy see General . This Proxy Statement is first being mailed to stockholders on or about April 30, 1998, accompanied by the Company s Annual Report to Stockholders for the fiscal year ended December 31, 1997.

     Only stockholders of record at the close of business on May 8, 1998 are entitled to notice of and to vote at the Meeting. At the record date, there were 13,120,810 shares of the Company s Common Stock (the Common Stock ) outstanding and each share is entitled to one vote at the Meeting.

     Any properly executed proxy returned to the Company will be voted in accordance with the instructions indicated on thereon. If no instructions are marked with respect to the matters to be acted upon, each such proxy will be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement.

                   ITEM 1.  ELECTION OF DIRECTORS

     Pursuant to the provisions of the Company s Articles of Incorporation and By-Laws, directors are to be elected annually. Presently, the number of directors in office is seven.

     At the Meeting, seven directors will be nominated to be elected to the Board of Directors, each director to hold office for one year or until their successors are elected and qualified. Unless otherwise instructed, it is intended that the shares represented by the enclosed proxy will be voted FOR the election of the seven nominees named below, all of which are currently directors of the Company. In the event any of the nominees named herein are unable or decline to serve as a director at the time of the Meeting, it is intended that the proxies will be voted for the election of a substitute nominee as the proxy holder may determine. The Board of Directors has no reason to believe that any nominee listed below will be unable or will decline to serve as a director. A majority of the votes cast is required to approve the election of each director.

       The following persons, all of which are incumbent directors are being nominated for election to the Company s
  Board of Directors:

            Nominee for Election to the Office of Director
                      at the 1998 Annual Meeting

  Nominee              Age   Director Since      Position
  Edward P. Sutherland 51          1992      Chairman and Chief
                                               Executive Officer
  Gary E. Alexander    53          1992      V.P., Chief
                                               Technology Officer,
                                               Treasurer and
                                               Director
  Kerry M. Frey        52          1994        President, Chief
                                               Operating Officer
                                               and Director
  William D. Kiesel    53          1992      Corporate Secretary
                                               and Director
  Dr. Timothy Andrus   48          1996      Director
  Jane Cooper          43          1996      Director
  Dr. Robert L.
    diBenedetto        70          1992      Director

  BUSINESS EXPERIENCE OF DIRECTORS AND NOMINEES

     EDWARD P. SUTHERLAND is the Chairman/CEO and a co-founder of the Company. Mr. Sutherland received a Bachelor of Arts Degree from Louisiana State University in 1968, and a Juris Doctor Degree from Louisiana State University in 1974. He was in private law practice from 1974 until he co-founded the Company in 1992. Mr. Sutherland has over 25 years of business, professional and personnel management expertise in the private and public sector including over five years of experience in forming, developing and managing a start-up company in the medical R&D industry. His background includes strategic planning, financing, administration, policy formulation and execution, personnel education, general office management, bookkeeping, taxation, and interface with governmental agencies including the Food and Drug Administration (FDA) and the Securities and Exchange Commission (SEC). While practicing as an attorney, Mr. Sutherland also developed a comprehensive background in hospital and medical practice, and product liability litigation.

     GARY E. ALEXANDER is the Vice President, Chief Technology Officer, Treasurer and co-founder of the Company. He is the principle inventor of SOFCEPS . and most of the Company s other products and is in charge of product research. Mr. Alexander received his Juris Doctor Degree in law from Louisiana State University in 1976 and was engaged in private law practice from 1976-1991, specializing in medical liability matters with emphasis on obstetrics. In 1989, Mr. Alexander conceived the SofCeps product and in 1990 began full time development of the product. He has spent the last eight years devoting himself to invention, research, and developing of products for ultimate commercialization. His broad based career successes began early in 1967 being named the number one Junior Salesman in the United States for AM Corporation, a source data collection and conversion company. Mr. Alexander has owned and operated several businesses in building, general contracting, and construction equipment sales, where he managed up to 75 employees and sub-contractors and managed the materials flow accounting, invoicing, accounts payable and receivable, and exclusive service contracts with major appliance manufacturers. In connection with those businesses, he acquired the special skills and expertise in engineering principles, design, drawings, welding, carpentry, materials evaluation, electrical and mechanical sciences which have led to his inventing successes. His background in law resulted in multiple areas of business expertise including the management of accounts in the real-estate sector, and he has advised several manufacturing clients on both domestic and international businesses contracts, research and development, operations, sales and mergers. He has also served as advisor and counsel for several financial institutions and has interfaced with several governmental agencies including FDA and SEC and has represented the Small Business Administration
  (SBA).

     KERRY M. FREY, President and Chief Operating Officer has over 22 years of experience in the health care industry. Mr. Frey became an Officer and a Director of the Company in November 1994. Mr. Frey received a Bachelor of Arts Degree from Southeastern Louisiana University in 1969. His background includes marketing and sales, as well as general management. Mr. Frey was associated with Johnson and Johnson Hospital Services for ten years in the development of multi-company corporate marketing programs and services. He served as Vice President of Marketing as well as VP of Sales. Mr. Frey has coordinated strategic assessment of the dynamic healthcare market, including managed care, integrated provider systems and healthcare reform. He led the development of corporate value added marketing programs for multi-hospital groups, large regional hospital systems, surgical supply distributors and service marketing programs for Johnson & Johnson in the professional healthcare marketplace. Previous consulting assignments have included integrated healthcare systems such as the General Health System and the Florida Hospital; futuristic health delivery planning with Walt Disney Development Company. He also consulted for Qualitycare, Inc., a medical distributor company, and has served on the boards of a medical software company and a start-up minority distributor.

     The Company s Secretary and Consultant on Intellectual
  Property is:

     WILLIAM DAVID KIESEL is a Director and a co-founder of the Company. During the past 25 years he has been actively engaged in advising numerous start-up businesses. During that period he has supported more that 100 start-up companies in all aspects of their businesses, including structuring of R&D programs, financial planning, management, as well as, marketing and sales of their new products. These companies have varied in size and encompass organizations offering a wide spectrum of products, including medical devices and pharmaceutical products. In addition to his current position with Medisys, he serves as the business manager of his own 25 person patent law firm. He has also provided to his clients fair market and liquidation s evaluations of patents, trademarks, and other intellectual property. Mr. Kiesel received from Louisiana State University a B.S. Degree in Mathematics in 1966, a M.S. Degree in Nuclear Engineering in 1970, and a Juris Doctor Degree in law in 1970. Mr. Kiesel has been a registered patent attorney and engaged in the private practice of law since 1971 specializing in patent law and related legal areas. Mr. Kiesel has served as Adjunct Professor at the Louisiana State University Law School teaching courses in Patent Law.

     DR. TIMOTHY ANDRUS became a Director of the Company in November, 1996. He received his Doctorate of Medicine from the Louisiana State University Medical School in New Orleans in 1975 and completed his residency in Obstetrics and Gynecology there in 1979. He is Board Certified in Obstetrics and Gynecology and has been in private practice for 16 years in Baton Rouge, La. Dr. Andrus served as Associate Medical Director of Gulf South Health Plans HMO for five years. He was Chief of Staff of Woman s Hospital in Baton Rouge in 1991, and currently serves on the Board of Directors of Woman s Hospital, the largest freestanding women s specialty hospital in the United States. Dr. Andrus received an MBA from Louisiana State University in Baton Rouge.

     JANE COOPER is a Director of the Company. Ms. Cooper became a director in May 1996. Ms. Cooper was the founder, President, and CEO of Healthcare Advantage, Inc., a regional managed care company headquartered in New Orleans, Louisiana. Healthcare Advantage offers a variety of managed care products including Advantage Health Plan, a commercial HMO and a Medicare HMO, and serves over 325,000 members in eight states. She is now self employed as a national managed care consultant. Originally from Wisconsin, Ms. Cooper attended Augustana College for her undergraduate work and received her Master s Degree from the University of Illinois. Since 1982 Ms. Cooper has worked in the managed care industry and has been in managed care in New Orleans since 1985. Ms. Cooper is on the executive Committee of the Louisiana Managed Healthcare Association (LMHA) and is on the Board of Directors and serves as Secretary of the American Association of PPO s (AAPPO).

     DR. ROBERT L. diBENEDETTO a Director and co-founder of
  the Company, received his Doctorate of Medicine in 1952 from the Louisiana State University Medical School and served his internship at Mercy Hospital from 1952 to 1953, and his residency in Obstetrics and Gynecology at Charity Hospital, New Orleans, Louisiana from 1956 to 1959. Dr. diBenedetto has been engaged in the private practice of Obstetrics and Gynecology from 1959 to the present and has recently received recognition as one of the top fifty physicians in the United States. His hospital affiliations include Woman's Hospital Foundation, Baton Rouge, Louisiana where he has served as Chairman of the Board of Directors from 1984 to 1990, and he is also affiliated with Our Lady of the Lake Hospital, Baton Rouge General Hospital and Earl K. Long Hospital. Dr. diBenedetto is also currently President and CEO of the Louisiana Medical Insurance Company, a major provider of medical malpractice insurance. He also serves on the following committees: Chairman, Dialogue with Congress; Area-wide Health Planning; Liaison with Organized Specialties; Chairman, Maternal & Child Health; Member, Committee on Professional Liability of American College of
  Obstetrics and Gynecology;   Member, Committee on Ethics of
  American College of Obstetrics and Gynecology; Past Chairman, Louisiana Delegation to American Medical Association. His professional organizations include: Chairman & Legislative Liaison, Louisiana Section of the American College of Obstetricians and Gynecologists; Past Chairman, Louisiana Delegation to the American Medical Association; South Central OB/GYN Society; clinical Associate Professor of OB/GYN, L.S.U. School of Medicine - New Orleans, Louisiana; American Fertility Society; Treasurer, Louisiana Medical Political Action Committee.

     The Board of Directors recommends that the stockholders vote FOR the election of each nominee for director named above.

     INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES

     All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. Directors are reimbursed for reasonable travel expenses incurred related to attending meetings. Until such time as it becomes economically feasible, directors will not be paid any cash compensation for serving on the Board. However, each member receives 500 shares of the Company s common stock for each meeting attended and an annual stock warrant for the purchase of 5,000 shares. Also the Chairman receives an additional 200 shares per meeting. Committee Chairmen receive an additional 150 shares per meeting and Committee members receive an additional 100 shares per meeting. All shares issued to directors are deemed restricted securities under the Securities and Exchange Act of 1933. The Executive Committee of the Board of Directors, to the extent permitted under Utah law, exercises all of the power and authority of the Board of Directors in the management of the business and affairs of the Company between meetings of the Board of Directors. Each executive officer of the Company serves at the discretion of the Board of Directors.

     During the Company s last fiscal year ending December 31, 1997, there were eleven meetings of the Board of Directors. Attendance at the meetings averaged 87% in 1997, and each member of the Board of Directors attended 65% or more of the aggregate number of meetings of the Board of Directors and any Committee of which he is a member.

     The Board of Directors, acting as a committee of the whole, has the responsibility for considering nominations for prospective Board members. The Board of Directors will consider nominees recommended by stockholders who submit a notice of nomination to the Company at least 60 days but not more than 90 days prior to the first anniversary of the preceding year s Annual Meeting. Such notice shall contain appropriate data with respect to the suggested candidate in order to make an informed decision as to the qualifications of the person.

                       Executive compensation

     The following table sets forth all cash compensation actually paid (and not deferred) by the Company for services rendered to the Company for the years ended December 31, 1995, 1996, and 1997 to the Company s Chief Executive Officer, Chief
  Technology Officer, and Chief Operating Officer.

                       Summary Compensation Table

  Name and                                     Other     All Other
  Principal      Year      Salary    Bonus     Annual    Compensation(1)(2)
  Position

  Edward P.       1995   $ 118,156   $ -0-     $ -0-     $    -0-
  Sutherland,     1996     150,000     -0-       -0-        33,315
  C.E.O.          1997      56,621     -0-       -0-        17,930

  Gary Alexander, 1995     116,526     -0-       -0-           -0-
  C.T.O.          1996     108,000     -0-       -0-        34,257
                  1997      43,771     -0-       -0-        17,865

  Kerry M. Frey,  1995       -0-       -0-       -0-        53,000
  President and   1996     144,000     -0-       -0-        45,553
  C.O.O.          1997      52,750     -0-       -0-        19,644
  ________________________
  (1) 1997 Other Compensation includes amounts paid in 1997 that relate to deferred salary accruals from prior years as follows: $17,930 for Mr. Sutherland; $17,865 for Mr. Alexander; and $19,644 for Mr. Frey. As of December 31, 1997 the Company has accrued salaries and directors fees of $290,307 as disclosed in Note 3 to the Consolidated Financial Statements.
  (2) In addition to not being paid $290,306.61 in salary (accruals), in 1997 and 1998 the executive officers paid the following sums into the Company through loans in a private placement offering:
          Edward P. Sutherland, $33,000; Kerry M. Frey, $25,000; and, Gary Alelxander, $20,000.

  Employment Agreements

     The Company entered into employment agreements with Edward P. Sutherland and Kerry Frey on September 3, 1996 and September 4, 1996 respectively, pursuant to which they will receive annual salaries of $150,000 and $144,000, respectively. These employment agreements expired on December 31, 1997. Any additional compensation to these employees was to be in the form of an annual cash bonus not to exceed 50% of their annual compensation or the granting of stock options at the discretion of the Board of Directors. No payments on these employment agreements have been made since April of 1997, yet the officers have voluntarily continued to serve, accruing their salaries.

  Section 16(a) Beneficial Ownership Reporting Compliance

     Each of the Company s officers and directors is required to file a Form 5, Annual Statement of Changes in Beneficial Ownership, on or before the 45th day after the end of the fiscal year. These reports have not filed on a timely basis and will be submitted to the Securities and Exchange Commission.

         SECURITY OWNERSHIP OF CERTAIN BENEFICAIL OWNERS AND
                             MANAGEMENT

  The following table sets forth information, to the best knowledge of the Company, as of December 31, 1997, with respect to each person known by the Company to own beneficially more than 5% of the outstanding Common Stock, each director and all directors, officers and principal shareholders as a group.

Name and Address of    Number of Shares    Percentage  Number of        Average
 Beneficial Owner     Beneficially Owned    Ownership  Warrants Owned  Exercise
                                                                        Price

  Gary E. Alexander *
  9624 Brookline Avenue
  Baton Rouge, LA 70809      1,367,201(2)       8 %      205,800         $1.61

  Robert McNamee
  1398 Oakley Drive
  Baton Rouge, LA 70806      1,205,826(3)       7 %      358,633          3.31

  Jerry Phipps
  7530 Old Sturbridge Ln.
  Baton Rouge, LA 70806      1,215,826(4)       7 %      473,632          2.91

  Robert L. diBenedetto *
  781 Colonial Drive
  Baton Rouge, La 70806        961,480(5)       5 %      407,000          2.64

  William D. Kiesel *
  2355 Drusilla Lane
  Baton Rouge, LA 70809      1,295,563(6)       7 %      655,166          2.42

  Edward P. Sutherland *
  9624 Brookline Avenue
  Baton Rouge, LA 70809        955,756(7)       6 %      243,000          1.58

  Kerry Frey *
  9624 Brookline Avenue
  Baton Rouge, LA 70809        661,138(8)       4 %       87,400          1.79

  Jane Cooper *
  9624 Brookline Avenue
  Baton Rouge, LA 70809         10,100(9)      .01%        5,000          4.25

  Timothy Andrus *
  9624 Brookline Avenue
  Baton Rouge, LA 70809        60,982(10)      .03%       44,982          1.14

  Directors and officers
  as a group (7 persons)    7,773,872(11)       44%    2,480,613          2.49


  *      Director
  ** Unless otherwise indicated in the footnotes below, the Company has been advised that each person above has sole voting power over the shares indicated above.

  (1) As of December 31, 1997, there were 13,120,810 shares of common stock outstanding, which figure does not take into consideration stock purchase warrants owned by certain officers, directors and shareholders, entitling the holders to purchase an aggregate of 4,564,206 shares of common stock and which are currently exercisable. Therefore, for purposes of the table above, as of the date hereof, 17,685,016 shares of common stock are deemed to be issued and outstanding in accordance with Rule 13d-3 adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Percentage ownership is calculated separately for each person on the basis of the actual number of outstanding shares as of December 31, 1997 and assumes the exercise of stock purchase warrants held by such person (but not by anyone else) exercisable within sixty days.
  (2) Includes 205,800 shares which may be acquired by Mr. Alexander pursuant to the exercise of stock purchase warrants exercisable within sixty days at the average exercise price of $1.61 per share.
  (3) Includes 847,193 shares held in the name of Robert W. and Geraldine McNamee and 358,633 shares which may be acquired by Mr. McNamee pursuant to the exercise of stock purchase warrants exercisable within sixty days at the average exercise price of $3.31 per share.
  (4) Includes 518,362 shares held in the name of Jerry L. and Barbara D. Phipps and 473,632 shares which may be acquired by Mr. Phipps pursuant to the exercise of stock purchase warrants exercisable within sixty days at the average exercise price of $2.91 per share.
  (5) Includes 407,000 shares which may be acquired by Dr. diBenedetto pursuant to the exercise of stock purchase warrants exercisable within sixty days at the average exercise price of $2.64 per share.
  (6) Includes 655,166 shares which may be acquired by Mr. Kiesel pursuant to the exercise of stock purchase warrants exercisable within sixty days at the average exercise price of $2.42 per share, of which 300,000 warrants are held in the name of Roy, Kiesel & Tucker and 10,000 warrants are held in the name of Nu Vue Corp.
  (7) Includes 349,600 shares held in the name of Diana B. Sutherland, wife of Edward P. Sutherland and 243,000 shares which may be acquired by Mr. Sutherland pursuant to the exercise of stock purchase warrants exercisable within sixty days at the average exercise price of $1.58 per share.
  (8) Includes 87,400 shares which may be acquired by Mr. Frey pursuant to the exercise of stock purchase warrants exercisable within sixty days at the average exercise price of $1.79 per share.
  (9) Includes 5,000 shares which may be acquired by Ms. Cooper pursuant to the exercise of stock purchase warrants exercisable within sixty days at the average exercise price of $4.25 per share.
  (10) Includes 44,982 shares which may be acquired by Dr. Andrus pursuant to the exercise of stock purchase warrants exercisable within sixty days at the average exercise price of $1.14 per share.
  (11) Includes 2,480,613 shares which may be acquired by the Company's officers and directors pursuant to the exercise of stock purchase warrants exercisable within sixty days at exercise prices ranging from $1.00 to $4.25 per share.

  ITEM 2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Subject to ratification by the stockholders at the Meeting, the Board of Directors has appointed Jones, Jensen & Company ( JJ&C ) as independent auditors for the fiscal year ending December 31, 1998 and until their successors are selected. JJ&C has served as auditors of the consolidated financial statements of the Company since the fiscal year ended December 31, 1992. A representative of JJ&C will not be present at the Meeting.

     The affirmative vote of a majority of the votes cast is required to approve the appointment of Jones, Jensen & Company as independent public accountants.

     The Board of Directors recommends that the stockholders vote FOR ratification of the selection of Jones, Jensen & Company, independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ended December 31, 1998.

                         OTHER MATTERS

     The Board of Directors is not aware of any other matters to be presented for action at the Meeting. However, if any other matter is properly presented, it is the intention of the person named in the enclosed form of proxy to vote in accordance with their judgment on such matter.

               ANNUAL REPORTS TO STOCKHOLDERS

     The Company s Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 1997 is available upon request through the Corporate Office.

                        STOCKHOLDERS PROPOSAL

     It is anticipated that the Company s fiscal 1998 Annual Meeting of Stockholders will be held on or about May 12, 1999. Stockholders who intend to present proposals at such Annual Meeting must submit their proposals to the Secretary of the Company on or before January 5, 1999.

                               GENERAL

     The costs of soliciting proxies will be paid by the Company. In addition to the use of the mails, proxies may be personally solicited by directors, officers or regular employees of the Company (who will not be compensated separately for their services) by mail, telephone, telegraph, cable or personal discussion. The Company will also request banks, brokers, and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of stock held of record by such persons and request authority for the execution of proxies. The Company will reimburse such entities for reasonable out-of-pocket expenses incurred in handling proxy materials for the beneficial owners of the Company s Common Stock.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same shares, or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute revocation of a proxy unless the stockholder votes their shares of Common Stock in person at the Meeting. Any notice revoking a proxy should be sent to the Secretary of the Company, William D. Kiesel, at Medisys Technologies, Inc., 9624 Brookline Avenue, Baton Rouge, Louisiana 70809.

     All shares represented at the Meeting by a proxy will be voted in accordance with the instructions specified in that proxy. Proxies received and marked Abstain as to any particular proposal, will be counted in determining a quorum, however, such proxies will not be counted for the vote on that particular proposal. A majority of the shares represented at the meeting is required to ratify any proposal presented. If no instructions are marked with respect to the matters to be acted upon, each proxy will be voted FOR the matter to be voted upon.

     Please complete, date, sign and return the accompanying proxy promptly.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  WE
  URGE YOU TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING
  PROXY, NO MATTER HOW LARGE OR SMALL YOUR HOLDING MAY BE.

     FINANCIAL INFORMATION

     A copy of the Company s Annual Report on Form 10-KSB, including any financial statements and schedules and exhibits thereto, is attached as part of this Proxy Statement.



                                   By Order of the Board of
  Directors


                                   William D. Kiesel
                                   Secretary


  Baton Rouge, Louisiana
  April 27, 1998

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                          PROXY

     The undersigned hereby constitutes and appoints Edward P. Sutherland, Chairman/CEO of Medisys Technologies, Inc., with power of substitution, the proxies of the undersigned to attend the annual meeting of the shareholders of Medisys Technologies, Inc. on May 13, 1998, and any adjournment thereof, and to vote the stock of the corporation standing in the name of the undersigned.

  1. To elect seven directors:

     FOR (    )                    WITHHOLD AUTHORITY (     )
     all nominees listed below     to vote for all nominees
     listed below
     (except as marked to the
     contrary below)

     Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

     Gary Alexander                Kerry M. Frey
     Dr. Tim Andrus                William D. Kiesel
     Jane Cooper                   Edward P. Sutherland
     Dr. Robert L. diBenedetto

2.   Proposal to Ratify the appointment of Jones, Jensen, &
       Company as the independent auditors for Medisys
       Technologies, Inc. for the fiscal year ending December
       31, 1998.
     [   ] FOR      [   ] AGAINST            [   ] ABSTAIN

  3. On any and all other matters that may properly come before the meeting.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.
       IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE
       VOTED FOR PROPOSALS 1, 2 AND 3.

    ________________________      ________________________
     Print Name                    Signature of Stockholder

    ________________________      _________________________
     Number of Shares              Signature if Held Jointly
                                  _________________________
                                   Date

     Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.